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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

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                                      FORM 8-K/A

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                   Date of Report (Date of earliest event reported):

                                   October 12, 2000

                                      CYNET, INC.

                   (Exact name of Registrant as specified in charter)

       Texas                                 000-28349                  76-0467099
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(State or other jurisdiction of             (Commission             (IRS Employer
incorporation)                              File Number)            Identification No.)

12777 Jones Road, Suite 400                 Houston, Texas                77070
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(Address of principal executive offices)                                (Zip Code)

Registrant's telephone number including area code:  (281) 897-8317


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective October 12, 2000, the accounting firm of BDO Seidman, LLP ("BDO") resigned as the independent certified public accountants for CYNET, Inc., a Texas corporation ("Registrant"). BDO issued reports on the financial statements of Registrant as of and for the two fiscal years ended December 31, 1999. Each of these reports contained an explanatory paragraph regarding Registrant's ability to continue as a going concern.

        The resignation of BDO occurred without action by the board of directors or any committee of the board of directors of Registrant. During Registrant's two fiscal years ended December 31, 1999, there were no disagreements between Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to BDO's satisfaction) would have caused BDO to make reference to the subject matter or matters of the disagreement in connection with its reports on Registrant's financial statements for such periods.

        In addition, during Registrant's subsequent interim periods preceding BDO's resignation, there were no disagreements between Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        A letter from BDO agreeing with the foregoing disclosure is filed as an exhibit to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     EXHIBITS.

                16.1 Letter from BDO Seidman, LLP regarding change in certifying accountant



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                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated: April 10, 2001

                                        CYNET, INC.



                                        By: /s/ Vincent W. Beale, Sr.
                                           -------------------------------------
                                            Vincent W. Beale, Sr.,
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer




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